CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of Rivus Bond Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/21/09                                /S/ CLIFFORD D. CORSO
     ----------------------                     --------------------------------
                                                Clifford D. Corso, President
                                                (principal executive officer)


I, Marc D. Morris, Treasurer of Rivus Bond Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    5/21/09                                /S/ MARC D. MORRIS
     ----------------------                     --------------------------------
                                                Marc D. Morris, Treasurer
                                                (principal financial officer)